                                                                  EXHIBIT 10.1

===============================================================================


                                     1997

                               STOCK OPTION PLAN

                                      OF

                           WIRELESS FACILITIES, INC.

                     Adopted Effective as of July 24, 1997
        As Amended by the Board of Directors Effective January 7, 1999


===============================================================================

                               TABLE OF CONTENTS

                                                  Page
                                                  -----

1.      PURPOSES................................   1

2.      DEFINITIONS.............................   1

3.      ADMINISTRATION..........................   4

4.      SHARES SUBJECT TO THE PLAN..............   5

5.      ELIGIBILITY.............................   5

6.      OPTION AGREEMENT PROVISIONS.............   6

7.      COVENANTS OF THE COMPANY................   8

8.      USE OF PROCEEDS.........................   9

9.      ADJUSTMENTS UPON CHANGES IN COMMON STOCK   9

10.     MISCELLANEOUS...........................   9

11.     AMENDMENT OF THE PLAN...................  10

12.     TERMINATION OR SUSPENSION OF THE PLAN...  11

13.     EFFECTIVE DATE OF PLAN..................  11


                           WIRELESS FACILITIES, INC.

                            1997 STOCK OPTION PLAN

                     Adopted effective as of July 24, 1997
        As amended by the Board of Directors effective January 7, 1999

1.  PURPOSES.
    --------

The purposes of the Plan are as follows:

    (a) To provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company; and

    (b) To enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-range success of the Company by offering such persons an opportunity to own capital stock of the Company.

2.  DEFINITIONS.
    -----------

    (a)   "Affiliate" means any parent corporation or subsidiary corporation,
          -----------
whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

    (b)   "Board" means the Board of Directors of the Company.
          -------

    (c)   "Cause" means an Optionee's personal dishonesty, misconduct,
          -------
breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of the Plan, any Option Agreement or any employment or consulting agreement.

    (d)   "Code" means the Internal Revenue Code of 1986, as amended.
          ------

    (e)   "Committee" means a committee appointed by the Board in accordance
          -----------
with Section 3(c).

    (f)   "Common Stock" means the common stock, $.01 par value, of the
          --------------
Company; provided, however, that if the Company's certificate of incorporation authorizes the issuance of only one class of stock, "Common Stock" shall mean such class of stock.

    (g)   "Company" means Wireless Facilities, Inc., a Delaware corporation.
          ---------

    (h)   "Consultant" means any person, including an advisor, engaged by
          ------------
the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company and/or who are not otherwise compensated by the Company for their services as Directors except pursuant to the Plan.

    (i)   "Director" means a member of the Board.
          ----------

    (j)   "Disability" means total and permanent disability as defined in
          ------------
Section 22(e)(3) of the Code and as interpreted by the Board in each case.

    (k)   "Disinterested Person" means a Director who (i) was not, during
          ---------------------
the one year prior to service as an administrator of the Plan, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by subsection (c)(2)(i) of Rule 16b-3, or (ii) is otherwise considered to be a "disinterested person, in accordance with subsection (c)(2)(i) of Rule 16b-3, or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

    (l)   "Employee" means any person, including officers and Directors,
          ----------
employed by the Company or any Affiliate of the Company; provided, however, that neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (m)   "Exchange Act" means the Securities Exchange Act of 1934, as
          --------------
amended.

    (n)   "Fair Market Value" means, as of any date, the value of the Common
          -------------------
Stock of the Company determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such
                                                 -------------------
other source as the Board deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and high asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as
                                  -------------------
the Board deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board after giving due consideration to the factors set forth in Section 260.140.50 of Title 10 of the California Code of Regulations (exclusive of any reference to an initial public offering price).

    (o)   "Incentive Stock Option" means an Option intended to qualify as an
          ------------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (p)   "Nonstatutory Stock Option" means an Option not intended to
          ---------------------------
qualify as an Incentive Stock Option.

    (q)   "Option" means a stock option granted pursuant to the Plan.
          --------

    (r)   "Option Agreement" means a written agreement between the Company
          ------------------
and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Board and incorporated therein.

    (s)   "Option Shares" means the shares of Common Stock of the Company
          ---------------
issued or issuable pursuant to the exercise of an Option.

    (t)   "Optionee" means an Employee, Director or Consultant who holds an
          ----------
outstanding Option.

    (u)   "Plan" means this 1997 Stock Option Plan.
          ------

    (v)   "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor
          ------------
to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (w)   "Securities Act" means the Securities Act of 1933, as amended.
          ----------------

    (x)  "Termination of Employment or Consulting Relationship" means:
         ------------------------------------------------------

          (i) With respect to Options granted to an Optionee in his capacity as an Employee, the time when the employer-employee relationship between the Optionee and the Company (or an Affiliate) is terminated for any reason, including without limitation a termination by resignation, discharge, death or retirement. The Board, in its sole discretion, may determine whether a Termination of Employment or Consulting Relationship has occurred in the case of any leave of absence approved by the Board, including sick leave, personal leave and military leave; provided, however, that any such leave for purposes of an Incentive Stock Option shall not exceed ninety (90) days unless (A) the Board determines to extend such period upon the acknowledgment of the Optionee that such an Option would become a Nonstatutory Stock Option, or (B) re-employment upon the expiration of such leave is guaranteed by contract (including by Company policy) or statute;

          (ii) With respect to Options granted to an Optionee in his capacity as a Director, the time when the Optionee ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company (or an Affiliate) and the Board expressly deems such cessation not to be a Termination of Employment or Consulting Relationship; and

          (iii) With respect to Options granted to an Optionee in his capacity as a Consultant, the time when the contractual relationship between the Optionee and the Company (or an Affiliate) is terminated for any reason.

          The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to a Termination of Employment or Consulting Relationship.

3.  ADMINISTRATION.
    --------------

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3(c) below.

    (b)   The Board shall have the power, except as otherwise provided in the
Plan:

          (i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Options, (B) when and how the Options shall be granted, (C) whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option, (D) the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part, and (E) the number of shares for which an Option shall be granted to each such person.

          (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for the Plan's administration. The Board, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)  To amend the Plan as provided in Section 11.

          (iv) To place such restrictions on the sale or other disposition of Option Shares as may be deemed appropriate by the Board.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

    (c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Board shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

    (d) Notwithstanding the foregoing Section 3(c), the requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.  SHARES SUBJECT TO THE PLAN.
    --------------------------

    Subject to the provisions of Section 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to the exercise of Options shall not exceed in the aggregate two million five hundred thousand (2,500,000) shares of the Company's Common Stock. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased pursuant to such Option shall again become available under the Plan.

5.  ELIGIBILITY.
    ------------

    (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants. In the event an Optionee is both an Employee and a Director, or an Optionee is both a Director and a Consultant, the Option Agreement shall specify the capacity in which the Optionee is granted the Option.

     (b) Notwithstanding subsection (a) above, a Director shall in no event be eligible for the benefits of the Plan unless, at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted or in the determination of the number of shares which may be covered by Options granted to the Director, (i) the Board has delegated its discretionary authority under the Plan to a Committee which consists solely of Disinterested Persons, or (ii) the Plan otherwise complies with the requirements of Rule 16b-
3. The Board shall otherwise comply with the requirements of Rule 16b-3. However, this Section 5(b) shall not apply for so long as the Board or Committee expressly declares that it shall not apply.

6.   OPTION AGREEMENT PROVISIONS.
     ---------------------------

     Each Option shall be granted pursuant to a written Option Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

     (a)  Term.  No Option shall be exercisable after the expiration of ten (10)
          ----
years from the date it was granted.

     (b)  Price.  The exercise price of each Option shall be set forth in the
          -----
applicable Option Agreement; provided, however, that (i) the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date such Option is granted, (ii) the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date such Option is granted, and (iii) if the Optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any of its Affiliates), the exercise price of the Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

     (c)  Consideration.  The purchase price of Common Stock acquired pursuant
          -------------
to an Option shall be paid in cash at the time the Option, or portion thereof, is exercised; provided, however, at the discretion of the Board, the Option Agreement may allow (i) a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised, (ii) payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee; (iii) payment, in whole or in part, through the surrender of Option Shares then issuable upon exercise of the Option; (iv) payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; or (v) any other method of "cashless exercise" permitted by the Board.

     (d) Transferability. An Option shall not be transferable except by will
         ----------------
or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person.

     (e) Vesting.  The total number of Option Shares subject to an Option may,
         -------
but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that, from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the Option Shares allotted to any period, and may be exercised with respect to some or all of the Option Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any Option Shares then remaining subject to the Option. Notwithstanding the foregoing, however, each Option granted to an Optionee who is not an officer, Director or Consultant shall vest at an annual rate which is not less than twenty percent (20%) of the total Option Shares subject to the Option over the five (5) year period commencing with the date of the grant of the Option.

     (f) Securities Law Compliance.  The Company may require any Optionee, or
         -------------------------
any person to whom an Option is transferred under Section 6(d), as a condition of exercising any such Option, (i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option, and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Option Shares subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Option Shares. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the Option Shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act or, as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

     (g) Termination of Employment or Consulting Relationship.  In the event of
         ----------------------------------------------------
the Termination of Employment or Consulting Relationship of an Optionee for any reason (other than for Cause or upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, such period shall not exceed ninety (90) days from the date of termination. In the event of the Termination of Employment or Consulting Relationship of an Optionee for Cause, all Options granted hereunder to such Optionee shall expire as of the date of the occurrence giving rise to such termination or upon the date such Options expire by their terms, whichever is earlier, and such Optionee shall have no rights with respect to any unexercised Options.

If, at the date of a Termination of Employment or Consulting Relationship, the Optionee is not entitled to exercise his or her entire Option, the Option Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after a Termination of Employment or Consulting Relationship, the Optionee does not exercise his or her Option within the period specified in the Option Agreement, the Option shall terminate, and the Option Shares covered by such Option shall revert to the Plan.

     (h)  Disability of Optionee. In the event of a Termination of Employment or
          ----------------------
Consulting Relationship of an Optionee as a result of the Optionee's Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event be less than six (6) months from the date of such termination and, in the case of an Incentive Stock Option, in no event to exceed twelve (12) months from the date of such termination), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of a Termination of Employment or Consulting Relationship, the Optionee is not entitled to exercise his or her entire Option, the Option Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after a Termination of Employment or Consulting Relationship, the Optionee does not exercise his or her Option within the period specified in the Option Agreement, the Option shall terminate, and the Option Shares covered by such Option shall revert to the Plan.

     (i)  Death of Optionee.  In the event of the death of an Optionee, the
          -----------------
Option may be exercised within the period specified in the Option Agreement (in no event to be less than six (6) months from the date of such termination) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Option Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate, and the Option Shares covered by such Option shall revert to the Plan.

7.  COVENANTS OF THE COMPANY.
    ------------------------

    (a) During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Option Shares upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any Option Shares. If, after reasonable efforts or without unreasonable expense, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Option Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Option Shares upon exercise of such Options unless and until such authority is obtained.

8.  USE OF PROCEEDS.
    ---------------

    Proceeds from the sale of Option Shares shall be used for general operating capital of the Company.

9.  ADJUSTMENTS UPON CHANGES IN COMMON STOCK.
    ----------------------------------------

    (a) If any change is made in the Common Stock subject to the Plan or subject to any Option (through reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and all outstanding Options will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of Common Stock subject to outstanding Options.

    (b) In the event the Company is merged or consolidated with another corporation and the Company is the surviving corporation, each outstanding Option, whether or not then exercisable, shall pertain to and apply to the securities or other property to which a holder of the number the Option Shares subject to such Option would have been entitled upon such transaction.

    (c) In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in the event substantially all of the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, or liquidation of the Company, the Board shall, in its sole discretion as to each outstanding Option, either (i) make appropriate provision for protection of such Option by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the stock of the Company, or (ii) upon written notice to the holder of such Option, provide that such Option must be exercised within a specified period not exceeding sixty (60) days of the date of such notice to the extent such Option is exercisable on the last day of such specified period or it will be terminated. Any portion of such Option which is not exercisable on the last day of such specified period will be terminated and any portion of such Option which is not exercised on or before said last day shall terminate on said last day.

10. MISCELLANEOUS.
    -------------

    (a) Neither an Optionee nor any person to whom an Option is transferred under Section 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms and the Company has duly issued a stock certificate for such Option Shares.

    (b) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee or Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant) or shall restrict the right of the Company or any Affiliate to terminate the employment or consulting relationship of any Employee or Consultant or Optionee with or without cause.

    (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

    (d) The Company and the members of the Board shall be relieved from any liability for the non-issuance or non-transfer, or any delay of issuance or transfer, of any Option Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Option Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing Option Shares to reflect such transfer restrictions.

11. AMENDMENT OF THE PLAN.
    ---------------------

    (a) The Board at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

          (i) Increase the number of shares reserved for Options under the Plan, except as provided in Section 9 relating to adjustments upon changes in Common Stock;

          (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code or to comply with the requirements of Rule 16b-3.

    (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

    (c) The rights and obligations under any Option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Option was granted and such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.
    -------------------------------------

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 30, 2007 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier.) No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13. EFFECTIVE DATE OF PLAN.
    ----------------------

    The Plan shall become effective on such date as the Plan is adopted by the Board, provided that the shareholders of the Company approve or have approved the Plan within twelve (12) months of such date. No Options granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company.